UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8–K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 24, 2007
Metal Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33044	94-2835068

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

325 N. LaSalle Street., Suite 550, Chicago, Illinois	60610

(Address of Principal Executive Offices)	(Zip Code)
(312) 645-0700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURES
Agreement and Plan of Merger
Press Release
Item 1.01. Entry into a Material Definitive Agreement.
Merger Agreement
On September 24, 2007, Metal Management, Inc., a Delaware corporation (“Metal Management”), entered into a definitive merger agreement with Sims Group Limited, a corporation organized under the laws of Victoria, Australia (“Sims”), and MMI Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Sims (“Acquisition Corporation”). The merger agreement provides that, upon the terms and subject to the conditions set forth in the merger agreement, the Acquisition Corporation will merge with and into Metal Management, with Metal Management continuing as the surviving corporation and a direct wholly-owned subsidiary of Sims.
Under the terms of the merger agreement, each existing Metal Management common share will be converted into 2.05 American Depository Shares of Sims (“Sims ADSs”), each representing one Sims ordinary share. The closing price of Metal Management on the New York Stock Exchange on September 21, 2007 was $48.86, and the closing price of Sims on the Australian Securities Exchange on September 21, 2007 was A$32.55.
All outstanding Metal Management stock options will be assumed by Sims. Each such option previously exercisable for Metal Management common shares will then become exercisable for an adjusted number of Sims ADSs at an adjusted exercise price.
The merger agreement provides that, following the effective time of the merger, Sims’ board of directors will consist of 12 directors, four non-executive directors designated by Metal Management, three non-executive directors designated by Sims, two directors designated by Mitsui Materials Development Pty Limited, Jeremy L. Sutcliffe, Daniel W. Dienst and Ross B. Cunningham. Sims will have its corporate headquarters in New York, New York and its operational headquarters in Chicago, Illinois. Daniel W. Dienst will be the Chief Executive Officer, Robert C. Larry will be the Chief Financial Officer and Mr. Paul Mazoudier will continue to serve as Chairman of the Board. Mr. Jeremy Sutcliffe, currently the Chief Executive Officer of Sims, and Mr. Ross Cunningham, currently the Chief Financial Officer of Sims, will serve as Executive Directors of Sims. Mr. Sutcliffe, as Executive Director, will have responsibility for European and Australasian metal recycling operations and Sims Recycling Solutions.
Metal Management and Sims have made customary representations, warranties and covenants in the merger agreement. The merger is expected to close in the first quarter of calendar 2008 and is subject to approval by the shareholders of Metal Management, obtaining regulatory approvals, including antitrust approval, and satisfaction or waiver of other customary conditions.
The merger agreement contains certain termination rights for both Metal Management and Sims and further provides that, upon termination of the merger agreement under specified circumstances, one party may be required to pay the other party a termination fee of up to $25 million.
The foregoing description of the merger and the merger agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the merger agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The merger agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any factual information about Metal Management. The merger agreement contains representations and warranties that the parties to the merger agreement made to and solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure letters that the parties exchanged in connection with the signing of the merger agreement. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the merger agreement and are modified in important part by the underlying disclosure letters. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in Metal

Management’s public disclosures.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
A number of the matters discussed in this press release that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the new company, including expected synergies from the merger of Sims and Metal Management, combined operating and financial data, competitive strengths, growth opportunities and whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risk and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the failure to realize capital and operating expense synergies in the timeframe expected or at all; the merger may involve unexpected costs or liabilities; the result of the review of the proposed merger by various regulatory agencies, and any conditions imposed on the new company in connection with the consummation of the merger; approval of the merger by the stockholders of Metal Management and satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Sims’ and Metal Management’s respective reports filed with the Australian Securities Exchange and the United States Securities and Exchange Commission, including Metal Management’s annual report on Form 10-K for the year ended March 31, 2007 and quarterly report on Form 10-Q for the quarter ended June 30, 2007 as such reports may have been amended. This press release speaks only as of its date, and Metal Management disclaims any duty to update the information herein.
Additional Information and Where to Find It
In connection with the proposed transaction, a registration statement on Form F-4 will be filed with the SEC. METAL MANAGEMENT SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final proxy statement/prospectus will be mailed to shareholders of Metal Management. Investors and security holders will be able to obtain the documents free of charge at the Securities and Exchange Commission’s website, www.sec.gov or from Metal Management Investor Relations at 312-644-8205 or www.mtlm.com.
Participants in Solicitation
Metal Management and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Metal Management’s participants is set forth in the proxy statement dated July 30, 2007 for Metal Management’s 2007 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants in Metal Management in the solicitation of proxies in respect of the merger will be included in the registration statement and proxy statement/prospectus to be filed with the SEC.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.
2.1	Agreement and Plan of Merger, dated as of September 24, 2007, between and among Sims Group Limited, a corporation organized under the laws of Victoria, Australia, MMI Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Sims, and Metal Management, Inc., a Delaware corporation.

99.1	Press release, dated September 24, 2007, issued by Metal Management, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metal Management, Inc.
September 24, 2007	By:	/s/ Robert C. Larry
		Name:	Robert C. Larry
		Title:	Executive Vice President and Chief Financial
Officer